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                                                                    EXHIBIT 16


                         [COOPERS & LYBRAND LETTERHEAD]


September 9, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read the statements (copy attached) made by Watermarc Food Management Co. (the "Company"), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K Amendment No. 1 report dated September 9, 1997. We agree with the statements concerning our Firm in such Form 8-K Amendment No. 1.

Very truly yours,

/s/ COOPERS & LYBRAND L.L.P.


Attachment

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                     INFORMATION INCLUDED IN REPORT ON 8-K


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 20, 1997, Coopers & Lybrand L.L.P. resigned as Registrant's principal independent accountant (hereafter referred to as "former principal accountant"). The former principal accountant's report dated September 27, 1996 on the Registrant's financial statements for the fiscal years ended June 30, 1996 and July 2, 1995 was unqualified.

The decision to change accountants was approved by the Audit Committee of Registrant's Board of Directors.

During Registrant's fiscal years ended July 2, 1995 and June 30, 1996 and the subsequent interim period through August 20, 1997 preceding the former principal accountant's August 20, 1997 resignation, there were no disagreements or reportable events with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On August 26, 1997, Registrant engaged Mann Frankfort Stein & Lipp, P.C. as its new principal accountant to audit Registrant's financial statements for the fiscal year ended June 29, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The former principal accountant's letter addressed to the Securities and Exchange Commission regarding this amended report is attached hereto as
Exhibit 16.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Watermarc Food Management Co.
                                ------------------------------------------
                                                (Registrant)

Date   September 9, 1997        By  /s/
    ------------------------      ----------------------------------------
                                                 (Signature)


                                By      Ghulam M. Bombaywala
                                  -----------------------------------------


                                Title   Chief Executive Officer
                                     --------------------------------------